Principal Funds, Inc.

Supplement dated May 2, 2017
to the Statutory Prospectus dated March 1, 2017
(as supplemented on March 17, 2017, March 24, 2017, March 27, 2017 and April 7, 2017)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.
Throughout the Prospectus, make the following changes:

•
Change references to Principal Management Corporation (“PMC”) to Principal Global Investors, LLC (“PGI”). On May 1, 2017, PMC merged into and with PGI and PGI became the investment advisor to the Fund.

•	Change references to Edge Asset Management, Inc. (“Edge”) to Principal Global Investors, LLC (“PGI”). On May 1, 2017, Edge merged into and with PGI.

SUMMARY FOR GLOBAL DIVERSIFIED INCOME FUND
Effective June 23, 2017, delete the Annual Fund Operating Expenses footnote, as supplemented on March 24, 2017, and replace with the following:

(1)
Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.76% for Institutional Class shares. The expense cap has been added to limit the potential increase in "Other Expenses" that otherwise may occur due to an expected decrease in the number of Institutional Class shareholders of the Fund. It is expected that the expense limit will continue through the period ending June 30, 2018; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period.

SUMMARIES FOR PRINCIPAL LIFETIME FUNDS AND PRINCIPAL LIFETIME HYBRID FUNDS
In the Fund Summaries for the Principal LifeTime Strategic Income, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, and 2060 Funds and Principal LifeTime Hybrid Income, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and 2060 Funds, add the following after the reference to Jeffrey R. Tyler (remove effective March 2018) and add to the list of Portfolio Managers:

•	Scott Smith (since 2017), Associate Portfolio Manager

MANAGEMENT OF THE FUNDS
In the Manager section, replace the existing description of how the portfolio managers share responsibility for managing assets for the Principal LifeTime Strategic Income, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, and 2060 Funds and Principal LifeTime Hybrid Income, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and 2060 Funds with the following, and effective March 2018, delete references to Jeffery R. Tyler from this section:
The day-to-day portfolio management for the Principal LifeTime Funds and Principal LifeTime Hybrid Funds is shared by multiple portfolio managers. The Portfolio Managers and any Associate Portfolio Managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio; however, Associate Portfolio Managers’ authority is more limited than that of Portfolio Managers.
In the Management of the Funds section, in the section listing portfolio managers for Principal Global Investors, LLC, add the following to the alphabetical list of portfolio managers:
Scott Smith has been with PGI since 1999. Mr. Smith received a bachelor's degree from Iowa State University.

In the same section, delete the paragraphs describing the following individuals: Juliet Cohn, Alan Wang, and Mohammed Zaidi and substitute:
Juliet Cohn has been with PGI since 2003. Ms. Cohn is an employee of Principal Global Investors (Europe) Limited and manages Principal Fund assets through PGI pursuant to a participating affiliate arrangement. She earned a bachelor's degree in Mathematics from Trinity College, Cambridge, England.
Alan Wang has been with PGI since 2012. Mr. Wang is an employee of Principal Global Investors (Hong Kong) Limited and manages Principal Fund assets through PGI pursuant to a participating affiliate arrangement. From 2008 to 2012, he was with Ping An of China Asset Management (Hong Kong). He earned a bachelor’s degree in Economics and International Finance from Renmin University of China and an M.B.A. from the University of Iowa. Mr. Wang has earned the right to use the Chartered Financial Analyst designation.
Mohammed Zaidi has been with PGI since 2012. Mr. Zaidi is an employee of Principal Global Investors (Europe) Limited and manages Principal Fund assets through PGI pursuant to a participating affiliate arrangement.  From 2006 to 2012, he was with Martin Currie Investment Management. He earned a bachelor’s degree in Economics from the Wharton School of the University of Pennsylvania and an M.B.A. from Massachusetts Institute of Technology, Sloan School of Management.
In the Principal Real Estate Investors, LLC section, delete the paragraph describing Simon Hedger and substitute:
Simon Hedger has been with Principal - REI since 2003. Mr. Hedger is an employee of Principal Global Investors (Europe) Limited and manages Principal Fund assets through Principal - REI pursuant to a participating affiliate arrangement. He earned an M.B.A. from the University of New England and is an associate member of both the Royal Institute of Chartered Surveyors and of the Australian Property Institute. He is a U.K. qualified chartered surveyor (ARICS).

PURCHASE OF FUND SHARES
Under the Eligible Purchasers section, delete the table that appears after the second paragraph and replace with the following:

Eligible purchasers currently include, but are not limited to:	P	Institutional	R-1	R-2	R-3	R-4	R-5	R-6
retirement and pension plans to which Principal Life Insurance Company (“Principal Life”) provides recordkeeping services		X	X	X	X	X	X	X
separate accounts of Principal Life		X	X	X	X	X	X	X
Principal Life or any of its subsidiaries or affiliates		X	X	X	X	X	X	X
any fund distributed by PFD if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds		X	X	X	X	X	X	X
clients of Principal Global Investors, LLC	X	X	X	X	X	X	X	X
certain employer sponsored retirement plans with plan level omnibus accounts		X	X	X	X	X	X	X
certain pension plans and employee benefit plans		X	X	X	X	X	X	X
certain retirement account investment vehicles administered by foreign or domestic pension plans		X	X	X	X	X	X	X
an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement between the intermediary and PFD or its affiliate
		X	X	X	X	X	X	X
certain retirement plan clients that have an organization, approved by Principal Life, for purposes of providing plan recordkeeping services		X	X	X	X	X	X	X
investors investing at least $1,000,000 per fund		X						X
sponsors, recordkeepers, or administrators of wrap account, mutual fund asset allocation, or fee-based programs or participants in those programs	X	X						X
certain institutional investors that provide recordkeeping for retirement plans or other employee benefit plans	X	X						X
institutional clients that Principal Life has approved for purposes of providing plan recordkeeping		X						X
institutional investors investing for their own account, including banks, trust companies, financial intermediaries, corporations, endowments and foundations		X						X
collective trust funds, fund of funds or other pooled investment vehicles, and entities acting for the account of a public entity		X						X
certain clients of a private banking division pursuant to a written agreement between the bank and PFD or its affiliate		X						X
the portfolio manager of any adviser to the fund		X						X
certain institutional investors with special arrangements (for example, insurance companies, employee benefit plans, retirement plans, and Section 529 Plans, among others)	X	X						X

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